                                POWER OF ATTORNEY

We, the undersigned directors and officers of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Aggressive Growth Fund, Inc., which were previously executed by us and do hereby severally constitute and appoint Steven N. Kluever, Thomas R. Kaehr, and Cynthia A. Rose our true and lawful attorneys-in-fact, with full power in each of them to sign for us, in our names and in the capacities indicated below, any and all amendments to Registration statement No. 33-70742 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming our signatures as they may be signed by any of our attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed by us on February 9, 1999.

SIGNATURE                                TITLE



/S/ Kelly D. Clevenger                   Chairman of the Board, President and
------------------------                 Director (Principal Executive Officer)
Kelly D. Clevenger


/S/ John B. Borsch, JR.                  Director
------------------------
John B. Borsch, Jr.


/S/ Kenneth G. Stella                    Director
------------------------
Kenneth G. Stella


/S/ Barbara S. Kowalczyk                 Director
------------------------
Barbara S. Kowalczyk


/S/ Nancy L. Frisby                      Director
------------------------
Nancy L. Frisby


/S/ Eric C. Jones                        Chief Accounting Officer
------------------------                 (Principal Accounting Officer)
Eric C. Jones


/S/ Janet C. Chrzan                      Vice President and Treasure
------------------------                 (Principal Financial Officer)
Janet C. Chrzan

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STATE OF INDIANA)
                )SS:
COUNTY OF ALLEN )

                            Subscribed and sworn to before me this 9th day of February, 1999. (Clevenger, Borsch, Stella, Frisby)

                            /S/ Cynthia A. Rose
                            -------------------
                            Notary public
                            Commission Expires: July 30, 2001


                            Subscribed and sworn to before me this 9th day of February, 1999. (Kowalczyk, Chrzan)

                            /S/ Janet L. Lindenberg
                            Notary public
                            Commission Expires: July 10, 2001


                            Subscribed and sworn to before me this 9th day of February, 1999. (Jones)

                            /S/ Kathy S. Calvin
                            -------------------
                            Notary public
                            Commission Expires: June 13, 2000

                                POWER OF ATTORNEY

I the undersigned director and officer of The Lincoln National Life Insurance Company, hereby revoke all powers of attorney authorizing any person to act as attorney-in-fact relative to Lincoln National Aggressive Growth Fund, Inc., which were previously executed by us and do hereby severally constitute and appoint Steven N. Kluever, Todd R. Stephenson, and Cynthia A. Rose my true and lawful attorneys-in-fact, with full power in each of them to sign for me, in my name and in the capacity indicated below, any and all amendments to Registration Statement No. 33-70742 filed with the Securities and Exchange Commission under the Securities Act of 1933, on behalf of the Company in its own name or in the name of one of its Separate Accounts, hereby ratifying and confirming my signature as it may be signed by any of my attorneys-in-fact to any such amendment to that Registration Statement. The power of attorney was signed on March 21, 2001.

SIGNATURE                     TITLE



/S/ Frederick J. Cawford      Vice President and Treasurer
------------------------      (Principal Financial Officer)
Frederick J. Crawford



STATE OF PENNSYLVANIA )
                      )SS:
COUNTY OF PHILADELPHIA)

                              Subscribed and sworn to before me this 21 day of March, 2001.

                              /S/ Sharon M. Scotese
                              ---------------------
                              Notary public
                              Commission Expires: September 6, 2004